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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2007

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

            0-18415                                       38-2830092
    (Commission File Number)                  (IRS Employer Identification No.)


            200 East Broadway, Mt. Pleasant, Michigan          48858
             (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

[ ] Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))



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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

     On August 3, 2007, IBT Bancorp, Inc. issued a press release announcing its earnings for the first six months of 2007. The press release also included an announcement of the re-election of James C. Fabiano as Chairman of IBT Bancorp, Inc.

     A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits:

            Exhibit No.       Description
            --------------    --------------------------------------------------

            99.1              Press release issued August 3, 2007.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IBT BANCORP INC.


Dated: August 3, 2007                    By:  /S/ Dennis P Angner

                                              ----------------------------------
                                              Dennis P. Angner, President and
                                              Chief Executive Officer